Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	March 31, 2014	December 31, 2013
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$28,315,473	$26,610,447
Held for investment, at amortized cost	76,298	76,255
Equity securities, available for sale, at fair value	7,767	7,778
Mortgage loans on real estate	2,584,583	2,581,082
Derivative instruments	790,396	856,050
Other investments	213,706	215,042
Total investments	31,988,223	30,346,654

Cash and cash equivalents	679,172	897,529
Coinsurance deposits	3,028,367	2,999,618
Accrued investment income	322,818	301,641
Deferred policy acquisition costs	2,210,694	2,426,652
Deferred sales inducements	1,713,246	1,875,880
Deferred income taxes	189,956	301,856
Other assets	412,020	471,669
Total assets	$40,544,496	$39,621,499

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$36,731,438	$35,789,655
Other policy funds and contract claims	402,895	418,033
Notes payable	521,758	549,958
Subordinated debentures	246,097	246,050
Income taxes payable	18,062	10,153
Other liabilities	969,297	1,222,963
Total liabilities	38,889,547	38,236,812

Stockholders' equity:
Common stock	72,390	70,535
Additional paid-in capital	542,003	550,400
Unallocated common stock held by ESOP	(313)	(631)
Accumulated other comprehensive income	332,435	46,196
Retained earnings	708,434	718,187
Total stockholders' equity	1,654,949	1,384,687
Total liabilities and stockholders' equity	$40,544,496	$39,621,499

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues:
Premiums and other considerations (a)	$7,331	$13,084
Annuity product charges	25,272	21,481
Net investment income	370,005	329,690
Change in fair value of derivatives	48,493	373,962
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(714)	10,585
OTTI losses on investments:
Total OTTI losses	—	(2,189)
Portion of OTTI losses recognized from other comprehensive income	(905)	(1,048)
Net OTTI losses recognized in operations	(905)	(3,237)
Loss on extinguishment of debt	(3,977)	—
Total revenues	445,505	745,565

Benefits and expenses:
Insurance policy benefits and change in future policy benefits (a)	10,095	14,760
Interest sensitive and index product benefits (a)	317,192	223,170
Amortization of deferred sales inducements	666	28,831
Change in fair value of embedded derivatives	92,619	363,272
Interest expense on notes payable	10,264	7,248
Interest expense on subordinated debentures	3,008	3,009
Amortization of deferred policy acquisition costs	7,194	46,230
Other operating costs and expenses	19,085	19,520
Total benefits and expenses	460,123	706,040
Income (loss) before income taxes	(14,618)	39,525
Income tax expense (benefit)	(4,865)	13,494
Net income (loss)	$(9,753)	$26,031

Earnings (loss) per common share	$(0.13)	$0.41
Earnings (loss) per common share - assuming dilution	$(0.13)	$0.38
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	72,519	63,314
Earnings (loss) per common share - assuming dilution	79,616	68,706

(a)
We made an immaterial correction in the presentation of premiums, insurance policy benefits and change in future policy benefits and interest sensitive and index product benefits related to life contingent immediate annuities. We have revised the 2013 consolidated statement of operations above to be consistent with the 2014 presentation. These changes had no impact on our consolidated balance sheets, net income (loss) or stockholders' equity.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,804	$2,452	$2,493	$2,913	$2,698
Life contingent immediate annuity considerations	4,527	8,386	7,381	8,638	10,386
Surrender charges (a)	12,423	15,239	11,160	11,292	11,502
Lifetime income benefit rider fees	12,849	16,909	15,291	12,219	9,979
Net investment income	370,005	363,947	354,147	336,143	329,690
Change in fair value of derivatives	48,493	444,985	193,028	64,040	373,962
Net realized gains (losses) on investments, excluding OTTI	(714)	16,364	(2,077)	15,689	10,585
Net OTTI losses recognized in operations	(905)	—	(222)	(2,775)	(3,237)
Loss on extinguishment of debt	(3,977)	(30,988)	(938)	(589)	—
Total revenues	445,505	837,294	580,263	447,570	745,565

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	2,261	1,452	1,647	2,106	1,735
Life contingent immediate annuity benefits and change in future policy benefits	7,834	11,827	9,617	11,662	13,025
Interest sensitive and index product benefits (b)	317,192	390,956	325,740	333,001	223,170
Amortization of deferred sales inducements (c)	666	69,121	34,625	120,536	28,831
Change in fair value of embedded derivatives	92,619	142,881	36,224	(408,409)	363,272
Interest expense on notes payable	10,264	11,885	12,957	6,780	7,248
Interest expense on subordinated debentures	3,008	3,027	3,034	3,018	3,009
Amortization of deferred policy acquisition costs (c)	7,194	99,934	50,034	169,270	46,230
Other operating costs and expenses (d)(e)(f)	19,085	26,886	20,658	24,851	19,520
Total benefits and expenses	460,123	757,969	494,536	262,815	706,040
Income (loss) before income taxes	(14,618)	79,325	85,727	184,755	39,525
Income tax expense (benefit)	(4,865)	28,367	29,546	64,642	13,494
Net income (loss) (a)(b)(c)(d)(e)(f)	$(9,753)	$50,958	$56,181	$120,113	$26,031

Earnings (loss) per common share	$(0.13)	$0.73	$0.86	$1.87	$0.41
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)(e)(f)	$(0.13)	$0.64	$0.75	$1.71	$0.38
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	72,519	69,416	65,129	64,254	63,314
Earnings (loss) per common share - assuming dilution	79,616	79,041	74,560	70,382	68,706

(a)
Q4 2013 includes a benefit of $4.7 million from surrender charges deducted from California policyholders surrendering their policies as a condition of receiving certain benefits in a national class action lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share - assuming dilution by $1.9 million and $0.02 per share, respectively.

(b)
Q3 2013 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $1.8 million and increased net income and earnings per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(c)
Q3 2013 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $11.1 million and $18.5 million, respectively, and increased net income and earnings per common share- assuming dilution by $19.1 million and $0.26 per share, respectively.

(d)
Q1 2014 includes a net benefit of $2.2 million from recognizing a decrease in an estimated class action litigation reserve based upon developments in the claim process for settlement of the class action and third party costs incurred during the quarter associated with administration of the settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net loss and loss per common share - assuming dilution by $0.9 million and $0.01 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

(e)
Q4 2013 includes expense of $4.2 million from recognizing an increase in an estimated class action litigation reserve based upon developments in the claim process for settlement of the class action litigation and third party costs incurred during the quarter associated with administration of the settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net income and earnings per common share - assuming dilution by $1.9 million and $0.02 per share, respectively.

(f)
Q2 2013 includes expense of $8.5 million related to assessments received and future estimates of assessments from state guaranty fund associations related to the insolvency of Executive Life Insurance Company of New York, which after income taxes decreased net income and earnings per common share - assuming dilution by $5.5 million and $0.08 per share, respectively.

Q2 2013 includes a benefit of $3.2 million related to the final settlement of a litigation liability established in 2010, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes increased net income and earnings per common share - assuming dilution by $2.0 million and $0.03 per share, respectively.
NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives, loss on extinguishment of debt and changes in litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Operating Income (Unaudited)

	Three Months Ended March 31,
	2014	2013
	(Dollars in thousands, except per share data)
Net income (loss)	$(9,753)	$26,031
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI (a)	564	(2,804)
Change in fair value of derivatives and embedded derivatives - index annuities (a)	43,708	10,973
Change in fair value of derivatives and embedded derivatives - debt (a)	1,509	(736)
Litigation reserve (a)	(916)	—
Extinguishment of debt (a)	2,394	—
Operating income (a non-GAAP financial measure)	$37,506	$33,464

Per common share - assuming dilution:
Net income (loss)	$(0.13)	$0.38
Adjustments to arrive at operating income:
Anti-dilutive effect of net loss	0.01	—
Net realized investment (gains) losses, including OTTI	—	(0.04)
Change in fair value of derivatives and embedded derivatives - index annuities	0.55	0.16
Change in fair value of derivatives and embedded derivatives - debt	0.02	(0.01)
Litigation reserve	(0.01)	—
Extinguishment of debt	0.03	—
Operating income (a non-GAAP financial measure)	$0.47	$0.49

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended March 31,
	2014	2013
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$1,619	$(7,348)
Amortization of DAC and DSI	(746)	3,093
Income taxes	(309)	1,451
	$564	$(2,804)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$167,481	$36,890
Interest rate caps and swap	2,579	(1,210)
Amortization of DAC and DSI	(101,803)	(20,240)
Income taxes	(23,040)	(5,203)
	$45,217	$10,237
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$(2,212)	$—
Amortization of DAC and DSI	795	—
Income taxes	501	—
	$(916)	$—
Extinguishment of debt:
Loss on extinguishment of debt	$3,977	$—
Income taxes	(1,583)	—
	$2,394	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
	(Dollars in thousands, except per share data)
Net income (loss)	$(9,753)	$50,958	$56,181	$120,113	$26,031
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI (a)	564	(6,214)	890	(3,574)	(2,804)
Change in fair value of derivatives and embedded derivatives - index annuities (a)	43,708	(23,419)	(4,907)	(81,351)	10,973
Change in fair value of derivatives and embedded derivatives - debt (a)	1,509	(4,290)	7,136	(3,302)	(736)
Litigation reserve (a)	(916)	1,988	—	(1,969)	—
Extinguishment of debt (a)	2,394	20,823	548	345	—
Operating income (a non-GAAP financial measure) (b)(c)(d)(e)	$37,506	$39,846	$59,848	$30,262	$33,464

Operating income per common share - assuming dilution (b)(c)(d)(e)	$0.47	$0.50	$0.80	$0.43	$0.49

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

(b)
Q4 2013 includes a benefit of $4.7 million from surrender charges deducted from California policyholders surrendering their policies as a condition of receiving certain benefits in a national class action lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased operating income and operating income per common share - assuming dilution by $2.0 million and $0.02 per share, respectively.

(c)
Q3 2013 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $12.6 million and $20.4 million, respectively, and increased operating income and operating income per common share- assuming dilution by $21.3 million and $0.29 per share, respectively.

(d)
Q3 2013 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $1.8 million and increased operating income and operating income per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(e)
Q2 2013 includes expense of $8.5 million related to assessments received and future estimates of assessments from state guaranty fund associations related to the insolvency of Executive Life Insurance Company of New York, which after income taxes decreased operating income and operating income per common share - assuming dilution by $5.5 million and $0.08 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
	(Dollars in thousands)
Net realized (gains) losses on investments	$714	$(16,364)	$2,077	$(15,689)	$(10,585)
Net OTTI losses recognized in operations	905	—	222	2,775	3,237
Change in fair value of derivatives	57,039	(209,083)	25,448	91,374	(299,494)
Loss on extinguishment of debt	3,977	30,988	938	589	—
Increase (decrease) in total revenues	62,635	(194,459)	28,685	79,049	(306,842)

Amortization of deferred sales inducements	43,435	(27,797)	(6,765)	(82,583)	7,447
Change in fair value of embedded derivatives	(113,021)	(104,953)	39,526	408,606	(335,174)
Amortization of deferred policy acquisition costs	58,319	(38,189)	(9,849)	(111,570)	9,700
Other operating costs and expenses	2,212	(4,248)	—	3,212	—
Increase (decrease) in total benefits and expenses	(9,055)	(175,187)	22,912	217,665	(318,027)
Increase (decrease) in income (loss) before income taxes	71,690	(19,272)	5,773	(138,616)	11,185
Increase (decrease) in income tax expense	24,431	(8,160)	2,106	(48,765)	3,752
Increase (decrease) in net income (loss)	$47,259	$(11,112)	$3,667	$(89,851)	$7,433

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Capitalization/Book Value per Share

	(a) Pro-forma March 31, 2014	March 31, 2014	December 31, 2013
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable:
September 2015 Notes	$55,757	$86,239	$85,328
December 2029 Notes	33,706	35,519	64,630
July 2021 Notes	400,000	400,000	400,000
Subordinated debentures payable to subsidiary trusts	246,097	246,097	246,050
Total debt	735,560	767,855	796,008
Total stockholders’ equity	1,657,654	1,654,949	1,384,687
Total capitalization	2,393,214	2,422,804	2,180,695
Accumulated other comprehensive income (AOCI)	(332,435)	(332,435)	(46,196)
Total capitalization excluding AOCI (b)	$2,060,779	$2,090,369	$2,134,499

Total stockholders’ equity	$1,657,654	$1,654,949	$1,384,687
Accumulated other comprehensive income	(332,435)	(332,435)	(46,196)
Total stockholders’ equity excluding AOCI (b)	$1,325,219	$1,322,514	$1,338,491

Common shares outstanding (c)	74,100,576	72,874,731	71,369,474

Book Value per Share: (d)
Book value per share including AOCI	$22.37	$22.71	$19.40
Book value per share excluding AOCI (b)	$17.88	$18.15	$18.75

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	23.8%	25.0%	25.8%
Adjusted debt / Total capitalization	23.8%	25.0%	25.8%

(a)
Pro-forma March 31, 2014 amounts include the impact of convertible debt retirements completed in April 2014. The convertible debt retirements resulted in a net decrease in notes payable of $32,295 and a net increase in stockholders' equity of $2,705.

(b)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(c)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2014 - 543,120 shares; 2013 - 892,688 shares and excludes unallocated shares held by the ESOP: 2014 - 58,618 shares; 2013 - 58,618 shares.

(d)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(e)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Spread Results

	Three Months Ended March 31,
	2014	2013
Average yield on invested assets	4.95%	5.01%
Aggregate cost of money	2.18%	2.33%
Aggregate investment spread	2.77%	2.68%

Impact of:
Investment yield - additional prepayment income	0.05%	0.08%
Cost of money effect of (under) over hedging	—%	0.03%

Weighted average investments (in thousands)	$30,002,658	$26,382,116
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended March 31,
	2014	2013
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$230,378	$135,341
Interest credited	69,827	74,417
Included in change in fair value of derivatives:
Proceeds received at option expiration	(227,958)	(135,225)
Pro rata amortization of option cost	102,024	88,855
Cost of money for deferred annuities	$174,271	$163,388

Weighted average liability balance outstanding (in thousands)	$31,928,538	$28,060,075
Annuity Account Balance Rollforward

	Three Months Ended March 31,
	2014	2013
	(Dollars in thousands)
Account balances at beginning of period	$31,535,846	$27,669,669
Net deposits	865,405	872,329
Premium and interest bonuses	72,687	73,898
Fixed interest credited and index credits	300,205	209,758
Surrender charges	(12,423)	(11,502)
Lifetime income benefit rider fees	(12,849)	(9,979)
Surrenders, withdrawals, deaths, etc.	(427,639)	(353,695)
Account balances at end of period	$32,321,232	$28,450,478

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Annuity Deposits by Product Type

	Three Months Ended March 31,		Year Ended December 31,
Product Type	2014	2013	2013
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$642,266	$604,641	$2,861,977
Fixed Strategy	203,538	243,129	1,020,447
	845,804	847,770	3,882,424
Fixed Rate Annuities:
Single-Year Rate Guaranteed	15,240	19,910	71,944
Multi-Year Rate Guaranteed	54,587	47,256	205,978
Single premium immediate annuities	5,286	14,980	52,142
	75,113	82,146	330,064
Total before coinsurance ceded	920,917	929,916	4,212,488
Coinsurance ceded	50,226	42,607	182,616
Net after coinsurance ceded	$870,691	$887,309	$4,029,872
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at March 31, 2014:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.1	9.9	15.6%	$30,342,038	93.9%
Single-Year Fixed Rate Guaranteed Annuities	11.1	4.3	8.0%	1,431,842	4.4%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.3	1.7	4.4%	547,352	1.7%
Total	13.9	9.5	15.1%	$32,321,232	100.0%

(a)	40% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$661,371	$901,447
0.0% < 2.0%	28,358	321,533
2.0% < 3.0%	32,859	87,365
3.0% < 4.0%	28,091	345,218
4.0% < 5.0%	116,931	257,746
5.0% < 6.0%	59,308	492,375
6.0% < 7.0%	181,175	215,568
7.0% < 8.0%	169,938	638,822
8.0% < 9.0%	61,738	438,489
9.0% < 10.0%	80,283	508,580
10.0% or greater	559,142	26,134,895
	$1,979,194	$30,342,038

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,562,818	0.00%
2014	336,812	1.73%
2015	530,464	3.25%
2016	778,827	4.74%
2017	938,531	6.20%
2018	838,778	8.29%
2019	602,401	9.22%
2020	917,481	10.79%
2021	1,205,534	12.45%
2022	2,054,001	14.59%
2023	5,044,448	16.43%
2024	4,402,810	17.52%
2025	3,188,735	18.29%
2026	2,749,481	18.45%
2027	2,863,871	18.87%
2028	1,922,243	19.34%
2029	1,932,360	19.88%
2030	444,809	19.98%
2031	6,828	20.00%
	$32,321,232	15.07%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$758,786	$771,761
› 0.0% - 0.25%	293,015	523,321
› 0.25% - 0.5%	165,955	33,657
› 0.5% - 1.0% (a)	286,201	971,422
› 1.0% - 1.5% (a)	92,721	21,590
› 1.5% - 2.0%	94,769	1,981
› 2.0% - 2.5%	73	—
› 2.5% - 3.0%	1,329	—
1.00% ultimate guarantee - 2.49% wtd avg interest rate (b)	76,857	—
1.50% ultimate guarantee - 1.63% wtd avg interest rate (b)	104,587	2,911,985
2.00% ultimate guarantee - 2.58% wtd avg interest rate (b)	104,901	—
2.25% ultimate guarantee - 2.65% wtd avg interest rate (b)	—	1,397,438
3.00% ultimate guarantee - 2.87% wtd avg interest rate (b)	—	2,780,802
Allocated to index strategies (see tables that follow)	—	20,928,081
	$1,979,194	$30,342,038

(a)
$42,484 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They began increasing in 2014. $530,157 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They began increasing in 2014.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2014 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.56%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$851	$11,563	$740,134	$36,191	$262,305
2.5% - 3%	1,061,268	—	—	—	—
3% - 4%	2,370,344	18,544	—	—	—
4% - 5%	20,008	103,496	1,660,988	—	—
5% - 6%	21,239	4,055	2,638,988	—	—
6% - 7%	—	—	2,783,224	—	—
>= 7%	—	11,182	39,819	117,584	68,365

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$231	$337,202	$174,591	$203,723
< 20%	248,285	—	—	—
20% - 40%	312,823	461,954	—	—
40% - 60%	221	164,894	124,768	1,317
>= 60%	1,018	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1% (Dollars in thousands)
Current Cap
At minimum	$15,297
1.45% - 1.8%	3,537,742
2.0% - 2.3%	2,588,433
>= 2.3%	775,663

If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.64% based upon prices of options for the week ended April 15, 2014.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Summary of Invested Assets

	March 31, 2014		December 31, 2013
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$43,300	0.1%	$42,925	0.2%
United States Government sponsored agencies	1,299,454	4.1%	1,194,289	3.9%
United States municipalities, states and territories	3,437,313	10.7%	3,306,743	10.9%
Foreign government obligations	144,023	0.4%	91,557	0.3%
Corporate securities	18,517,485	57.9%	17,309,292	57.1%
Residential mortgage backed securities	1,928,555	6.0%	1,971,960	6.5%
Commercial mortgage backed securities	1,976,589	6.2%	1,735,460	5.7%
Other asset backed securities	1,045,052	3.3%	1,034,476	3.4%
Total fixed maturity securities	28,391,771	88.7%	26,686,702	88.0%
Equity securities	7,767	—%	7,778	—%
Mortgage loans on real estate	2,584,583	8.1%	2,581,082	8.5%
Derivative instruments	790,396	2.5%	856,050	2.8%
Other investments	213,706	0.7%	215,042	0.7%
	$31,988,223	100.0%	$30,346,654	100.0%
Credit Quality of Fixed Maturity Securities - March 31, 2014

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$17,755,174	62.6%	Aaa/Aa/A	$17,363,658	61.2%
2	10,059,679	35.4%	Baa	9,632,099	33.9%
3	516,812	1.8%	Ba	493,445	1.7%
4	58,988	0.2%	B	130,440	0.5%
5	—	—%	Caa and lower	580,719	2.0%
6	1,118	—%	In or near default	191,410	0.7%
	$28,391,771	100.0%		$28,391,771	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Watch List Securities - March 31, 2014

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$20,000	$(4,945)	$15,055	31
Industrial	49,459	(6,399)	43,060	17 - 43
Industrial	9,341	501	9,842
	$78,800	$(10,843)	$67,957
Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$740,739	$680,210	$712,171
Prime	493,044	466,940	496,855
Alt-A	30,286	30,612	30,757
	$1,264,069	$1,177,762	$1,239,783
OTTI has been recognized
Prime	$443,620	$382,950	$395,341
Alt-A	344,556	270,449	293,431
	$788,176	$653,399	$688,772
Total by collateral type
Government agency	$740,739	$680,210	$712,171
Prime	936,664	849,890	892,196
Alt-A	374,842	301,061	324,188
	$2,052,245	$1,831,161	$1,928,555
Total by NAIC designation
1	$1,926,031	$1,715,122	$1,810,443
2	81,762	76,931	78,690
3	42,101	37,448	38,342
4	—	—	—
6	2,351	1,660	1,080
	$2,052,245	$1,831,161	$1,928,555

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Fixed Maturity Securities by Sector

	March 31, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,402,611	$1,342,754	$1,358,628	$1,237,214
United States municipalities, states and territories	3,186,473	3,437,313	3,181,032	3,306,743
Foreign government obligations	136,116	144,023	86,112	91,557
Corporate securities:
Consumer discretionary	1,551,557	1,611,005	1,533,993	1,532,694
Consumer staples	1,278,575	1,331,868	1,246,744	1,250,351
Energy	2,062,551	2,148,352	1,992,411	2,011,334
Financials	3,260,833	3,414,019	3,179,964	3,233,930
Health care	1,533,623	1,594,986	1,458,757	1,458,946
Industrials	2,183,057	2,282,092	2,045,490	2,039,544
Information technology	1,163,672	1,190,898	1,163,159	1,145,674
Materials	1,450,553	1,483,804	1,405,603	1,381,880
Telecommunications	510,463	527,096	472,250	473,517
Utilities	2,667,922	2,857,029	2,643,747	2,705,147
Residential mortgage backed securities:
Government agency	680,210	712,171	677,394	679,518
Prime	849,890	892,196	907,881	964,443
Alt-A	301,061	324,188	310,638	327,999
Commercial mortgage backed securities:
Government agency	301,383	297,821	302,063	288,495
Other	1,702,042	1,678,768	1,519,925	1,446,965
Other asset backed securities:
Consumer discretionary	73,223	75,327	86,788	86,633
Energy	8,258	9,149	8,268	8,922
Financials	715,037	706,289	709,900	688,737
Industrials	215,374	228,912	215,873	225,212
Telecommunications	14,836	16,880	14,835	16,714
Utilities	6,305	8,495	6,275	8,258
Redeemable preferred stock - financials	—	38	1	20
	$27,255,625	$28,315,473	$26,527,731	$26,610,447
Held for investment:
Corporate security - financials	$76,298	$64,920	$76,255	$60,840

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Mortgage Loans on Commercial Real Estate

	March 31, 2014		December 31, 2013
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$793,717	30.4%	$765,717	29.4%
Middle Atlantic	152,712	5.9%	156,489	6.0%
Mountain	343,166	13.1%	356,246	13.7%
New England	20,977	0.8%	21,324	0.8%
Pacific	313,896	12.0%	317,431	12.2%
South Atlantic	488,622	18.7%	483,852	18.5%
West North Central	343,660	13.2%	351,794	13.5%
West South Central	153,630	5.9%	154,845	5.9%
	$2,610,380	100.0%	$2,607,698	100.0%

Property type distribution
Office	$557,029	21.3%	$590,414	22.6%
Medical Office	122,807	4.7%	125,703	4.8%
Retail	729,056	27.9%	711,364	27.3%
Industrial/Warehouse	690,442	26.5%	673,449	25.8%
Hotel	47,138	1.8%	61,574	2.4%
Apartment	313,330	12.0%	291,823	11.2%
Mixed use/other	150,578	5.8%	153,371	5.9%
	$2,610,380	100.0%	$2,607,698	100.0%

	March 31, 2014	December 31, 2013
Credit Exposure - By Payment Activity
Performing	$2,591,196	$2,593,276
In workout	7,956	6,248
Delinquent	—	—
Collateral dependent	11,228	8,174
	2,610,380	2,607,698
Specific Loan Loss Allowance	(16,462)	(16,847)
General Loan Loss Allowance	(8,800)	(9,200)
Deferred prepayment fees	(535)	(569)
	$2,584,583	$2,581,082

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2014
First Quarter	$26.42	$18.84	$23.62	$0.00

2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00
Third Quarter	$21.42	$15.64	$21.22	$0.00
Fourth Quarter	$26.46	$20.01	$26.38	$0.18

2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00
Third Quarter	$12.41	$10.62	$11.63	$0.00
Fourth Quarter	$12.40	$10.56	$12.21	$0.15
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2014

Research Analyst Coverage
Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com
Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com
Mark Finkelstein
Evercore Partners
(312) 445-6440
mark.finkelstein@evercore.com